CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Institutional Cash Management Fund, Inc.
- Municipal Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Smith Barney Institutional Cash           Smith Barney Institutional Cash
Management Fund, Inc.-Municipal           Management Fund, Inc.-Municipal
 Portfolio                                 Portfolio

/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
------------------------------            ----------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date:  August 9, 2004                     Date: August 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Institutional Cash Management Fund, Inc.
- Government Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Smith Barney Institutional Cash           Smith Barney Institutional Cash
Management Fund, Inc.-Government          Management Fund, Inc.-Government
 Portfolio                                 Portfolio

/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
------------------------------            ----------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date:  August 9, 2004                     Date: August 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Institutional Cash Management Fund, Inc.
- Cash Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                   Chief Administrative Officer
Smith Barney Institutional Cash           Smith Barney Institutional Cash
Management Fund, Inc.-Cash Portfolio      Management Fund, Inc.-Cash Portfolio


/s/ R. Jay Gerken                         /s/ Andrew B. Shoup
------------------------------            ----------------------------------
R. Jay Gerken                             Andrew B. Shoup
Date: August 9, 2004                      Date: August 9, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.